                          REGISTRATION RIGHTS AGREEMENT
                               dated May 25, 2000
                     between Leucadia National Corporation,
                        a New York corporation ("Parent")
              and the persons listed on the signature pages hereto
          (each a "Stockholder" and collectively, the "Stockholders").



            This Agreement is made in connection with the execution and delivery of the Agreement and Plan of Merger dated May 25, 2000 (as such agreement may be amended from time to time, the "Merger Agreement"), among Parent, Reliance Group Holdings, Inc., a Delaware corporation, and Leucadia Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent. In order to induce each person who is on the date hereof executing the Stockholders Agreement (as defined in the Merger Agreement) to execute such Stockholders Agreement, and in further consideration therefor, Parent has agreed to execute and deliver this Agreement and provide the registration rights set forth in this Agreement.

            Accordingly, it is hereby agreed as follows:

            1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

            "BLACKOUT PERIOD" has the meaning specified in Section 6(b).

            "BUSINESS DAY" means a day, other than a Saturday or Sunday, on which banking institutions and securities exchanges in New York, New York are required to be open.

            "COUNSEL TO THE HOLDERS" means the single law firm from time to time representing the Holders, as appointed by the Holders of a majority in number of the Registrable Securities.

            "EFFECTIVE PERIOD" means, with respect to any Holder, a period commencing on the date of this Agreement and ending on the earlier of (i) the first date as of which all Registrable Securities cease to be Registrable Securities and (ii) one year from the Effective Time.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "HOLDER" means each Stockholder and each person who is an affiliate (as defined in Rule 405 of the Securities Act) of such Stockholder that is a holder of Registrable Securities.

            "MERGER REGISTRATION STATEMENT" means the S-4 (as defined in the Merger Agreement).

            "NASD" means the National Association of Securities Dealers, Inc.

            "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            "REGISTRABLE SECURITIES" means, collectively, (i) the shares of Parent Common Stock issued to the Stockholder pursuant to the Merger Agreement (the "Shares") and (ii) any securities paid, issued or distributed in respect of any Shares by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

            "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation,
(i) all SEC, NASD and securities exchange registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or automated quotation system pursuant to Section 7(h), (v) the fees and disbursements of counsel for Parent and of its independent public accountants, (vi) the fees and expenses of any special experts retained by Parent in connection with the requested registration, (vii) out-of-pocket expenses of underwriters customarily paid by the issuer to the extent provided for in any underwriting agreement, but excluding underwriting discounts and commissions and transfer taxes, if any, and the fees and expenses of Counsel to the Holders.

            "REGISTRATION STATEMENT" means any registration statement of Parent referred to in Section 3 or 4, including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and any registration statement pursuant to Rule 462 under the Securities Act, and all exhibits and all material incorporated by reference in any such registration statement.

            "REGISTRATION HOLD PERIOD" means a Section 7(e) Period or a Section 7(m) Period.

            "RELATED SECURITIES" means any securities of Parent similar or identical to any of the Registrable Securities, including, without limitation, Parent Common Stock (other than the Shares) and all options, warrants, rights and other securities convertible into, or exchangeable or exercisable for, Parent Common Stock.

            "SECTION 6(A) PERIOD" has the meaning specified in Section 6(a).

            "SECTION 6(B)PERIOD" has the meaning specified in Section 6(b).

            "SECTION 7(E) PERIOD" has the meaning specified in Section 7(e).

            "SECTION 7(M) PERIOD" has the meaning specified in Section 7(m).

            "Securities Act" means the Securities Act of 1933, as amended.

            "SHELF REGISTRATION" means a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule that may be adopted by the SEC).

            "UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING" shall mean an underwritten offering in which securities of Parent are sold to an underwriter for reoffering to the public.



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


            2. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are the Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when and to the extent that (i) a Registration Statement covering Registrable Securities has been declared effective under the Securities Act and Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) Registrable Securities are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) Registrable Securities have been otherwise transferred to a party that is not an affiliate of a Stockholder and new certificates for such Registrable Securities not bearing any securities laws legends shall have been delivered by Parent or (iv) Registrable Securities have ceased to be outstanding.

            3. PIGGY-BACK REGISTRATION RIGHTS; MERGER REGISTRATION STATEMENT.
(a) Whenever during the Effective Period Parent shall propose to file a Registration Statement under the Securities Act (other than a registration statement on Form S-4 or Form S-8 or any successor forms, or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of Parent), Parent shall (i) give written notice at least 30 business days prior to the initial filing thereof to each Holder of Registrable Securities then outstanding, specifying the approximate date on which Parent proposes to file such Registration Statement and advising such Holder of his right to have any or all of the Registrable Securities then held by such Holder included among the securities to be covered thereby and (ii) at the written request of any such Holder given to Parent within 20 business days after the date of receipt of such written notice from Parent, include among the securities covered by such Registration Statement the number of Registrable Securities which such Holder shall have requested be so included (subject, however, to reduction in accordance with paragraph (b) of this Section). Parent shall use commercially reasonable efforts to cause the managing underwriter of the proposed underwritten offering to permit the Holders of Registrable Securities requested to be included in the Registration Statement for such offering to include such securities in such offering on the same terms and conditions as any similar securities of Parent included therein.

            (b) Each Holder of Registrable Securities desiring to participate in an offering pursuant to Section 3(a) may include shares of Parent Common Stock in any Registration Statement relating to such offering except as contemplated by the next two succeeding sentences. If the lead managing underwriter selected by Parent for an underwritten offering pursuant to Section 3(a) determines that marketing factors require a limitation on the number of shares of Parent Common Stock to be offered and sold by the stockholders of Parent in such offering, there shall be included in the offering only that number of shares of Parent Common Stock, if any, that such lead managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering of all the shares of Parent Common Stock that Parent desires to sell for its own account. In such event and provided the managing underwriter has so notified Parent in writing, then Parent will include in such offering (i) first the shares of Parent Common Stock which are to be sold by Parent and (ii) second, the number of shares of Parent Common Stock to be offered and sold by stockholders of Parent, including Holders of Registrable Securities, desiring to participate in such offering that, in the opinion of such underwriter, can be sold, which shall be allocated among such stockholders of Parent on a pro rata basis based on their holdings of Parent Common Stock (subject to any written agreements between two or more Holders requiring a different priority).

            (c) A request by Holders to include Registrable Securities in a proposed underwritten offering pursuant to Section 3(a) shall not be deemed to be a request for a demand registration pursuant to Section 4.

            4. DEMAND REGISTRATION RIGHTS. (a) Upon the written request during the Effective Period of Holders of at least 25% of the Registrable Securities that Parent effect the registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of such Holder's or Holders' Registrable Securities (which written request shall specify the aggregate number of shares of Registrable Securities requested to be registered and the means of distribution), Parent will file a Registration Statement covering such Holder's or Holders' Registrable Securities requested to be registered (a "Specified Registration Statement") within 45 business days after receipt of such request and use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC and cleared or approved by all applicable state securities or "Blue Sky" authorities, and to cause the registration of the Registrable Securities covered thereby. Parent shall cause to be effective as of the Closing Date a Specified Registration Statement. PROVIDED, HOWEVER, that Parent shall not be required to take any action pursuant to this Section 4:

            (1) if prior to the date of such request Parent shall have effected one registration pursuant to this Section 4;

            (2) if Parent shall at the time have effective a Shelf Registration pursuant to which the Holder or Holders that requested registration could effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested; or

            (3) during the pendency of any Blackout Period; PROVIDED FURTHER, HOWEVER, that Parent shall be permitted to satisfy its obligations under this
Section 4(a) by amending (to the extent permitted by applicable law) any registration statement previously filed by Parent under the Securities Act so that such registration statement (as amended) shall permit the disposition (in accordance with the intended methods of disposition) of all of the Registrable Securities for which a demand for registration has been made under this Section 4(a); and upon such amendment such registration statement shall be deemed to be a "Registration Statement" for all purposes of this Agreement. If Parent shall so amend a previously filed registration statement, it shall be deemed to have effected a registration for purposes of this Section 4.

            (b) The Holders delivering such request may distribute the Registrable Securities covered by such request by means of an underwritten offering or any other means, as determined by the Holders of a majority of Registrable Securities so requested to be registered.

            (c) A registration requested pursuant to this Section 4 shall not be deemed to be effected for purposes of this Section 4 if it has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder.

            (d) Holders of a number of the Registrable Securities representing a majority of the Registrable Securities to be included in a Registration Statement pursuant to this Section 4 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke such request by providing a written notice to Parent revoking such request. The Holders of Registrable Securities who revoke such request shall reimburse Parent for all its reasonable out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement; PROVIDED, HOWEVER, that, if such revocation was based on
(x) Parent's failure to comply in any material respect with its obligations hereunder or (y) the occurrence of a Blackout Period, such reimbursement shall not be required.

            (e) Parent will not include any securities which are not Registrable Securities in any Registration Statement filed pursuant to a demand made under this Section 4 without the prior written consent of the Holders of a majority in number of the Registrable Securities covered by such Registration Statement.

            5. SELECTION OF UNDERWRITERS. In connection with any underwritten offering pursuant to a Registration Statement filed pursuant to a demand made pursuant to Section 4, Holders of a majority in number of the Registrable Securities to be included in the Registration Statement shall have the right to select a managing underwriter or underwriters to administer the offering, which underwriter or underwriters shall be acceptable to Parent, acting reasonably.

            6. BLACKOUT PERIOD. (a) If (i) during the Effective Period, Parent shall file or propose to file a registration statement (other than in connection with the registration of securities issuable pursuant to a continuous pursuant to Rule 415 under the Securities Act, an employee stock option, stock purchase, dividend reinvestment plan or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities
Act) with respect to any securities of Parent and (ii) with reasonable prior notice, (A) Parent (in the case of a non-underwritten offering pursuant to such registration statement) determines in good faith, and advises the Holders in writing, that a sale or distribution of Registrable Securities would materially adversely affect such offering or (B) the managing underwriter or underwriters (in the case of an underwritten offering) advise Parent in writing (in which case Parent shall notify the Holders), that a sale or distribution of Registrable Securities would adversely affect such offering, then Parent shall not be obligated to effect the initial filing of a Registration Statement pursuant to Section 4 during the period commencing on the date that is 30 days prior to the date Parent in good faith estimates (as certified in writing by an officer of Parent to the Holders following a request for registration pursuant to Section 4(a)) will be the date of filing of, and ending on the date which is 30 days following the effective date of, such registration statement (a "Section 6(a) Period").

            (b) If Parent determines in good faith that the registration and distribution of Registrable Securities (i) would materially impede, delay or interfere with any pending material financing (other than a financing of the type described in Section 6(a)), acquisition, corporate reorganization or other significant transaction involving Parent or (ii) would require disclosure of material of non-public material information, the disclosure of which would materially and adversely affect Parent, and, in the case of (ii), Parent is concurrently forbidding purchases or sales in the open market by senior executives of Parent, Parent shall promptly give the Holders written notice of such determination and shall be entitled to postpone the filing or effectiveness of a Registration Statement for a reasonable period of time not to exceed 90 days (a "Section 6(b) Period" and, together with a Section 6(a) Period, a "Blackout Period"); PROVIDED, HOWEVER, that Parent shall deliver to Counsel to the Holders a general statement, signed by an officer of Parent, of the reasons for such postponement or restriction on use and an estimate of the anticipated delay. Parent shall promptly notify each Holder of the expiration or earlier termination of a Section 6(b) Period.

            (c) Notwithstanding anything in this Section 6 to the contrary, the aggregate number of days included in all Blackout Periods and all Registration Hold Periods during any consecutive 12 month period during the Effective Period shall not exceed 60 days.

            7. REGISTRATION PROCEDURES. If and whenever Parent is required to use commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Parent will, as expeditiously as possible:

            (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on any form for which Parent then qualifies or which counsel for Parent shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof (including, if so requested by the Holders, distributions under Rule 415 under the Securities Act pursuant to a Shelf Registration Statement), and use commercially reasonable efforts to cause such Registration Statement to become and remain effective;

            (b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by Parent or by the Securities Act or rules and regulations thereunder necessary to keep such Registration Statement effective for up to 90 days, in the case of an underwritten offering, or 180 days, in any other case, including without limitation with respect to the Merger Registration Statement (or longer period in the event of a Registration Hold Period during such 90 or 180 days, as provided in this Section 7) and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (x) such 90th or 180th day (or longer period) and (y) such time as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities;

            (c) furnish to each Holder of such Registrable Securities such number of copies of such Registration Statement and of each amendment and post-effective amendment thereto (in each case including all exhibits), any Prospectus or Prospectus supplement and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder (Parent hereby consenting to the use (subject to the limitations set forth in the last paragraph of this Section 7) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

            (d) use commercially reasonable efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that Parent shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 7(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (e) notify each Holder of any such Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 7(b), of Parent's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (the period during which the Holders are required to refrain from effective public sales or distributions in such case being referred to as a "Section 7(e) Period"), and prepare and furnish to such Holder a reasonable number of copies of an amendment to such Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and the time during which such Registration Statement shall remain effective pursuant to
Section 7(b) shall be extended by the number of days in the Section 7(e) Period;

            (f) notify each Holder of Registrable Securities covered by such Registration Statement at any time,

            (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

            (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

            (3) of the issuance by the SEC of any stop order of which Parent or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation or any threats of any proceedings for such purposes;

            (4) of the receipt by Parent of any notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or any threats of any proceeding for that purpose; and

            (5) if at any time the representations and warranties of Parent contemplated by paragraph (i)(1) below cease to be true and correct in any material respect;

            (g) comply in all material respects with all applicable rules and regulations of the SEC, and make available to the Holders an earnings statement which shall satisfy the provisions of Section 11 (a) of the Securities Act;

            (h) use commercially reasonable efforts to cause all such Registrable Securities to be listed on any securities exchange or automated quotation system on which Parent Common Stock is then listed, if such Registrable Securities are not already so listed and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement;



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            (i) enter into agreements (including underwriting agreements) and take all other appropriate and reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

            (1) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in comparable underwritten offerings;

            (2) obtain opinions of counsel to Parent thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority in number of the Registrable Securities being sold) addressed to each Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in comparable underwritten offerings and such other matters as may be reasonably requested by the Holders of a majority in number of the Registrable Securities being sold and the managing underwriter, if any;

            (3) obtain "cold comfort" letters and bring-downs thereof from Parent's independent certified public accountants addressed to the selling Holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent public accountants in connection with underwritten offerings;

            (4) if requested, provide indemnification to any and all underwriters substantially identical to that contemplated by Section 10 hereof; and

            (5) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in number of the Registrable Securities being sold and the managing underwriters, if any.

            (j) cooperate with the Holders of Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters or agents, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters or agents, if any, or such Holders may request;

            (k) incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Holders of a majority in number of the Registrable Securities being sold believe should be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

            (l) provide any Holder of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors") with reasonable access during business hours to appropriate officers of Parent and Parent Subsidiaries to ask questions and to obtain information reasonably requested by any such Inspector and make available for inspection during business hours all financial and other records and other information, corporate documents and properties of Parent and the Parent Subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; and

            (m) in the event of the issuance of any stop order of which Parent or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, Parent will use commercially reasonable efforts promptly to obtain its withdrawal; and the period for which the Registration Statement shall be kept effective shall be extended by a number of days equal to the number of days between the issuance and withdrawal of any stop orders (a "Section 7(m) Period").

            Parent may require each Holder of Registrable Securities as to which any registration is being effected to furnish Parent with such information regarding such Holder and material to the disclosure requirements relating to the registration and the distribution of such securities as Parent may from time to time reasonably request in writing.

            It shall be a condition precedent to the obligation of Parent to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of any Holder that such Holder shall furnish to Parent such information regarding the securities held by such Holder and the intended method of disposition thereof as Parent may reasonably request and as shall be required in connection with the action taken by Parent.

            Each Holder of Registrable Securities agrees that, upon receipt of any notice from Parent of the happening of any event of the kind described in
Section 7(e), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(e), and, if so directed by Parent, such Holder will deliver to Parent (at Parent's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

            8. REGISTRATION EXPENSES. Parent will pay all Registration Expenses and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement.

            9. REPORTS UNDER THE EXCHANGE ACT. Parent agrees to:

            (a) file with the SEC in a timely manner all reports and other documents required of Parent under the Exchange Act; and

            (b) furnish to any Holder, during the Effective Period, forthwith upon request (A) a written statement by Parent that it has complied with the current public information and reporting requirements of Rule 144 under the Securities Act and the Exchange Act and (B) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent.

            10. INDEMNIFICATION; CONTRIBUTION.

            (a) INDEMNIFICATION BY PARENT. Parent agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, agents, trustees, stockholders, beneficiaries and each person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees, disbursements and expenses) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon (i) any violation by Parent (or its officers, directors, employees, agents, representatives or controlling persons) of any Federal or state law, rule or regulation applicable to Parent and relating to any action or inaction by Parent (or such other person) in connection with the offer and sale of Registrable Securities (ii) any untrue or alleged untrue statement of material fact contained in the Registration Statement, any Prospectus or preliminary Prospectus, or any amendment or supplement to any of the foregoing or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, except in each case insofar as the same arise out of or are based upon any such untrue statement or omission made in reliance on and in conformity with information with respect to such indemnified party furnished in writing to Parent by such indemnified party expressly for use therein. In connection with an underwritten offering, Parent will indemnify the underwriters thereof, their officers, directors, agents, trustees, stockholders and each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

            (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with the Registration Statement, each Holder will furnish to Parent in writing such information, including the name, address and the amount of Registrable Securities held by such Holder, as Parent reasonably requests for use in such Registration Statement or the related Prospectus and agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 10(a)) Parent and any of its directors, officers, and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any losses, claims, damages, liabilities and expenses resulting from (i) any violation by such Holder (or its officers, directors, agents, trustees, stockholders or controlling persons) of any Federal or state law, rule or regulation relating to action or inaction by such Holder (or such other person) in connection with its offer and sale of Registrable Securities and (ii) any untrue or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact required to be stated in, such Registration Statement or Prospectus or any amendment or supplement to either of them or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to such Holder furnished in writing to Parent by such Holder specifically for inclusion therein.

            (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person



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


entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement (provided that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 10 except to the extent the indemnifying party shall have been actually materially prejudiced as a result of such failure). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under these indemnification provisions for any legal fees or expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless (i) Parent has agreed to pay such fees and expenses, (ii) Parent has failed to assume the defense, employ counsel or effectively pursue the defense, or (iii) the named parties to an action (including any impleaded parties) include both an indemnified party and an indemnifying party and such indemnified party shall have been advised by its counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them, in which event the indemnifying party shall not have the right to assume the defense of such action and shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. No indemnifying party, in defense of any such action, suit, proceeding or investigation, shall, except with the written consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all indemnified parties of a full and complete release from all liability in respect to such action, suit, proceeding or investigation.

            (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 10 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering, and not joint.

            If indemnification is available under this Section 10, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 10(a) or (b), as the case may be, without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 10(d).

            (e) In no event shall any Holder of Registrable Securities be liable for any indemnification pursuant to Section 10(b) in an amount, or required to contribute any amount pursuant to Section 10(d) or otherwise, in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission.

            (f) The provisions of this Section 10 shall be in addition to any liability which any indemnifying party may have to any indemnified party and shall survive the termination of this Agreement.

            11. REPRESENTATIONS AND WARRANTIES. (a) ORGANIZATION AND EXISTENCE; AUTHORITY. Parent is a corporation duly organized, validly existing and in good standing under the laws of New York. Parent has all corporate power and authority necessary to enter into this Agreement. The execution, delivery and performance by Parent of this Agreement has been duly and validly authorized by all necessary corporation action. This Agreement has been duly executed and delivered by Parent and constitutes a valid and legally binding obligation of Parent, enforceable against Parent in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by the principles governing the availability of equitable remedies).

            (b) NO CONFLICT. Neither the execution, delivery or performance by Parent of this Agreement, nor the consummation by Parent of the transactions contemplated hereby, will (i) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of Parent, (ii) violate, conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under, give rise to a right of termination or cancellation of, or result in any change in the terms of, any contract or permit to which Parent is a party or by which Parent is bound or affected, or to which any of the properties or assets of Parent are subject, (iii) violate or conflict with any order, judgment, injunction, award or decree of any governmental authority applicable to Parent or too the properties or assets of Parent, or (iv) violate or conflict with any statute, law or regulation of any jurisdiction applicable to Parent or to the properties or assets of Parent; other than, in the case of clauses (ii), (iii) and (iv) above, any such conflicts, violations, defaults, rights or changes that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on Parent or interfere in any material way with the ability of Parent to consummate the transactions contemplated hereby.

            (c) CONSENTS. No consent, authorization, order or approval of, registration or filing with, or notice to, any governmental authority is required to be obtained, made or given by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, other than any of the foregoing which are required pursuant to the Securities Act or any applicable state securities or blue sky law or which, if not obtained or made, are not reasonably likely to individually or in the aggregate have a Material Adverse Effect on Parent or interfere in any material way with the ability of Parent to consummate the transactions contemplated hereby.

            12. MISCELLANEOUS REMEDIES. (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. If any Holder should institute an action or proceeding seeking specific enforcement of the provisions hereof, then Parent hereby waives the claim or defense that such Holder has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim that such a remedy of law exists.

            (b) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Parent has obtained the written consent of Holders of at least a majority in number of the Registrable Securities then outstanding.

            (c) NOTICES. Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission and by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

            (i) if to a Holder of Registrable Securities, at the address of such Holder below such Holder's name on the signature pages hereof or, if not a party hereto or the date hereof, such other address as such Holder may designate to Parent in writing; and

            (ii)  if to Parent to:

                  Leucadia National Corporation
                  315 Park Avenue South
                  New York, New York  10010
                  Attention:  President
                  Facsimile:  (212) 598-3241

            with copies to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue

                  New York, New York  10153
                  Attention:  Stephen E. Jacobs, Esq.
                  Facsimile:  (212) 310-8007

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

            (d) SUCCESSORS AND ASSIGNS; BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto, any Holder other than the Stockholders and to any indemnified party pursuant to Section 10 hereof and any successors of any of the foregoing.

            (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

            (f) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

            (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

            (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby and that all remaining provisions contained herein shall not be in any way impaired thereby.

            (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings with respect to the subject matter hereof, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    LEUCADIA NATIONAL CORPORATION


                                    By:
                                         -------------------------------
                                    Name:
                                    Title:



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                                    Name:



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                                    Name:



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                                    Name:




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